UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 3, 2007

                                COLUMBIA BANCORP
                                ----------------
             (Exact name of registrant as specified in its charter)

             Oregon                   0-27938                   93-1193156
             -------                  -------                   ----------
  (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                            ------------------------
                    (Address of principal executive offices)

                                 (541) 298-6649
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR ] 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 3, 2007, Columbia Bancorp ("Columbia") announced the hiring of Brian Devereux, Executive Vice President and Chief Operating Officer for its subsidiary, Columbia River Bank. Mr. Devereux's duties will include enhancement of the retail support network, continued improvement of the loan document processing systems, and evolvement of new products and services.

      Mr. Devereux has 17 years of experience in the financial services industry. He graduated from the University of Oregon with a B.S. in Finance/Marketing. He also holds a Master of Business Administration from the University of Portland. Mr. Devereux is 40 years old.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit     Item

99.1       Press Release dated October 3, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 3, 2007       /s/ Roger L. Christensen
                             ------------------------

                             Roger L. Christensen, President and Chief
                             Executive - Columbia River Bank; President and Chief Executive Officer - Columbia Bancorp


Dated: October 3, 2007       /s/ Greg B. Spear
                             -----------------

                             Greg B. Spear, Vice Chair, Chief Financial Officer
                             - Columbia River Bank and Columbia Bancorp